Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

We have prepared the unaudited pro forma condensed combined financial statements to show the effect of the acquisition (the “Acquisition”) by Cornerworld Corporation (“Cornerworld” or the “Company”) of all of the issued and outstanding equity interests of each of Woodland Wireless Solutions, Ltd. (“Woodland Wireless”), West Michigan Co-Location Services, L.L.C. (“WMCLS”) and T2 TV, L.L.C. (“T2 TV”), and forty voting member units of S Squared, LLC, doing business in the state of Michigan as “Ranger Wireless LLC” (“Ranger”) (all other issued and outstanding voting member units of which remained held by Woodland Wireless), through its newly-formed wholly-owned subsidiary, Woodland Holdings Corp. (“Woodland Holdings”), pursuant to the terms of a Stock Purchase Agreement, dated February 23, 2009 (the “Effective Date”), by and among Woodland Holdings, Cornerworld, Ned B. Timmer and HCC Foundation (“HCC Foundation”). In addition, pursuant to a Unit Purchase Agreement (the “Unit Purchase Agreement”) entered into on the Effective Date among Woodland Holdings, Phone Services and More, L.L.C., doing business as Visitatel (“Visitatel”), T2 Communications, L.L.C. (“T2 Communications”) and Ned B. Timmer, Woodland Holdings agreed to purchase all of the outstanding voting member units of each of Visitatel and T2 Communications, for an aggregate purchase price of $300,000. Final consummation of the transactions contemplated by the Unit Purchase Agreement remains subject to certain regulatory approvals and is expected to occur within, approximately, the next 90 days. The pro forma condensed combined financial information gives effect to the consummation of the transactions contemplated by the Unit Purchase Agreement.

Woodland Wireless, Ranger, WMCLS and Visitatel are collectively referred to herein as the “Ranger Wireless Group”. T2 Communications and T2 TV are collectively referred to herein as the “T2 Group” and together with the Ranger Wireless Group, the “Woodland Group”. The unaudited pro forma condensed combined financial information reflecting the Acquisition and the expected acquisition of Vistatel and T2 Communications is set forth below.

The following unaudited pro forma condensed combined financial information, which is referred to as the pro forma financial information, has been prepared to give effect to the Acquisition and the expected acquisition of Vistatel and T2 Communications. The pro forma financial information gives effect to the following purchase amounts: (A) for all of the issued and outstanding shares of common stock of Woodland Wireless and all of the issued and outstanding voting member units of each of WMCLS and T2 TV: (i) $1,575,000 in cash; (ii) a secured debenture, dated as of the Effective Date, issued by Cornerworld and Woodland Holdings, in the principal amount of $3,100,000; (iii) a purchase money note, dated as of the Effective Date, issued by Woodland Holdings, in the principal amount of $4,200,000; (iv) the contingent amounts set forth in that certain Earn-Out Agreement, dated as of the Effective Date, by and between Woodland Holdings and Mr. Timmer; (v) 2,100,000 shares of Cornerworld common stock, par value $0.001 per share (“Common Stock”); (vi) a warrant to purchase 31,450,000 shares of Common Stock for an aggregate exercise price of $100; and (vii) a warrant to purchase 2,750,000 shares of Common Stock at an exercise price of $0.50 per share; and (B) for forty voting member units of Ranger: (i) $325,000 in cash and (ii) 400,000 shares of Common Stock. In addition, the pro forma financial information gives effect to the purchase amount for the expected purchase of all of the outstanding voting member units of Visitatel and T2 Communications, $300,000 in cash. The purchase price for the Acquisition is subject to a working capital adjustment. The unaudited pro forma condensed combined balance sheet combines the consolidated balance sheets of Cornerworld as of January 31, 2009 and of the Ranger Wireless Group and the T2 Group as of December 31, 2008, and gives effect to the Acquisition and the expected acquisition of Visitatel and T2 Communications.

The pro forma financial information reflects adjustments, which are based upon preliminary estimates, to allocate the purchase price to the Woodland Group’s net assets based on their relative fair values. The pro forma adjustments are described in the accompanying notes. The purchase price allocation is preliminary. Subsequent to the closing, we may need to revise our current estimates of the purchase price allocation as the valuation process and accounting process are finalized. The pro forma adjustments are based upon available information and certain assumptions that Cornerworld and the Woodland Group believe are reasonable. Accordingly, the actual purchase accounting adjustments may differ from the pro forma adjustments. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what Cornerworld’s actual financial position or results of operations would have been had the Acquisition and related financings (and the expected acquisition of Visitatel and T2 Communications) been completed on the dates indicated. The pro forma financial information does not give effect to (1) Cornerworld’s or the Woodland Group’s results of operations or other transactions or developments since January 31, 2009 and December 31, 2008, respectively or (2) the cost savings and one-time charges expected to result from the Acquisition and the expected acquisition of Visitatel and T2 Communications. The foregoing matters and other factors could cause both our pro forma historical financial position and results of operations, and our actual future financial position and results of operations, to differ from those presented in the pro forma financial information.

The pro forma financial information should be read in conjunction with Cornerworld’s audited annual financial statements on Form 10-K for the year ended April 30, 2008 and unaudited quarterly financial statements on Form 10-Q for the quarter ended January 31, 2009; and each of the Ranger Wireless Group’s and the T2 Group’s audited historical financial statements and accompanying footnotes included elsewhere herein.

Cornerworld Corporation		Ranger
Condensed Combined Balance Sheet	Cornerworld	Wireless Group	T2 Group	Pro Forma
	January 31, 2009	December 31, 2008	December 31, 2008	Adjustments		Combined
ASSETS	(Unaudited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)
Current assets
Cash	$130,047	$254,367	$9,337	$—		$393,751
Receivables, net of allowance for doubtful accounts of $86,647 at January 31, 2009	654,964	1,080,292	77,236			1,812,492
Prepaid expenses	7,726	48,740				56,466
Total current assets	792,737	1,383,399	86,573	—		2,262,710

Property, plant and equipment	342,004	993,670	1,567,353	(1,016,093)	(A)	1,886,934
Accumulated depreciation	(140,004)		(1,016,093)	1,016,093	(A)	(140,004)
Property, plant and equipment, net	202,000	993,670	551,260	—		1,746,930

Patent		860,137		9,428,848	(B)	10,288,985
Other assets		111,808		300,000	(C)	411,808
Intangible assets	861,111	1,520,850				2,381,961
Goodwill	3,236,986					3,236,986

Total assets	$5,092,834	$4,869,864	$637,833	$9,728,848		$20,329,380

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities
Accounts payable	$1,129,487	$78,733	$50,244			$1,258,464
Credit card payable	9,538					9,538
Customer deposits		10,000	8,267			18,267
Accrued expenses and other current liabilities	247,866	63,213	51,262	300,000	(C)	662,341
Deferred revenue		421,783	20,243			442,026
Notes payable, related parties	70,000					70,000
Line of credit, related party	125,000					125,000
Notes payable, other	30,000					30,000
Total current liabilities	1,611,891	573,729	130,016	300,000		2,615,636

Long-term liabilities
Notes payable	1,500,000			9,200,000	(B)	10,700,000

Commitments and contingencies	—

Stockholders' equity/(deficit)
Preferred stock, par value $.001 per share, 10,000,000 shares authorized, no shares issued	—
Common stock, par value $.001 per share, 250,000,000 shares authorized: Issued and outstanding 46,998,317 and 67,368,317 common shares as of January 31, 2009 and April 30, 2008, respectively	46,998			33,950	(B)	80,948
Common stock of Ranger Wireless, no par value, 60,000 shares authorized: Issued and outstanding 1000 common shares as of December 31, 2008		25,000		(25,000)	(B)
Additional paid-in-capital	4,672,164	957,174		4,041,676	(B)	9,671,014
Members' Equity		3,313,961	507,817	(3,821,778)	(B)	—
Retained earnings/(deficit)	(2,738,219)					(2,738,219)
Total stockholders' equity	1,980,943	4,296,135	507,817	228,848		7,013,743

Total liabilities and stockholders' equity	$5,092,834	$4,869,864	$637,833	$9,728,848		$20,329,380

(A) To eliminate T2 Group Accumulated depreciation as of 12-31-08

(B) To record acquisition of Ranger Wireless Group and T2 Group as of 12-31-2008

(C) To record acquisition of license subject to regulatory approvals which is expected to occur within 90 days

The pro forma condensed combined statement of operations for the twelve months was prepared using historical financial statements incorporated by reference to Cornerworld’s Form 10-K for the fiscal year ended April 30, 2008, historical financial statements of Leadstream LLC (“Leadstream”) (which, on August 27, 2008, merged with and into Enversa Companies LLC, of which Cornerworld is the sole member) incorporated by reference to Cornerworld’s amended Form 8-K, filed on November 13, 2008, and historical financial statements of the Ranger Wireless Group and the T2 Group, included elsewhere herein. The unaudited pro forma condensed combined statement of operations for the twelve months gives effect to the Acquisition (and the expected acquisition of Visitatel and T2 Communications) as if it occurred on May 1, 2007.

Cornerworld Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Twelve Months			Ranger
Unaudited	Cornerworld	Leadstream LLC	Wireless Group	T2 Group	Pro Forma		Pro Forma
	Year Ended	Year Ended	Year Ended	Year Ended	Adjustments		Combined
	April 30, 2008	April 30, 2008	December 31, 2008	December 31, 2008
	(Audited)	(Audited)	(Audited)	(Audited)	(Unaudited)		(Unaudited)

Revenues	$—	$4,181,873	$6,504,824	$684,642			$11,371,339

Cost of Sales	—	2,749,499	2,300,325	636,797			5,686,621

Gross Profit	—	1,432,374	4,204,499	47,845			5,684,718

Selling General & Administrative Expense	4,913,115	1,513,587		698,330			7,125,032
Depreciation and Amortization Expense	54,962	9,893	416,589	289,718	1,846,045	(A)	2,617,207

Operating Income/(Loss)	(4,968,077)	(91,106)	3,787,910	(940,203)	(1,846,045)		(4,057,521)

Interest (Income)/Expense	8,016	—	(27,126)	(1,164)	1,034,000	(B)	(20,274)
Other (Income)/Expense			(51,535)	(60,419)			(111,954)

Profit/(Loss) before income taxes	(4,976,093)	(91,106)	3,866,571	(878,620)	(2,880,045)		(4,959,293)

Income Taxes	—		—	—	—		—

Net Income /(Loss)	$(4,976,093)	$(91,106)	$3,866,571	$(878,620)	$(2,880,045)		$(4,959,293)

(A) Amortization of $1,000,000 other asset from Leadstream acquisition over 3 years and amortization of $10,288,985 patent and $300,000 license over remaining life of 7 years

(B) Interest expense for twelve months on $9,200,000 of debt incurred due to the acquisition

Cornerworld Corporation
Consolidated Statement of Operations
Three Months		Ranger
Unaudited	Cornerworld	Wireless Group	T2 Group	Pro Forma		Pro Forma
	Three Months	Three Months	Three Months	Adjustments		Combined
	Ended	Ended	Ended
	January 31, 2009	December 31, 2008	December 31, 2008

Revenues	$728,382	$1,852,786	$171,429			$2,752,597

Cost of Sales	492,417	405,783	131,555			1,029,755

Gross Profit	235,965	1,447,003	39,874			1,722,842

Selling General & Administrative Expense	681,724	384,296	207,783			1,273,804
Depreciation and Amortization Expense	113,291	99,368	80,181	378,178	(A)	671,019

Operating Income/(Loss)	(559,050)	963,338	(248,090)	(378,178)		(221,980)

Interest (Income)/Expense	46,659	1,753		258,500	(B)	306,912
Other (Income)/Expense	(4,882)	(185)	(12,535)			(17,602)

Profit/(Loss) before income taxes	(600,827)	961,771	(235,555)	(636,678)		(511,290)

Income Taxes	—	—	—	—	(C)	—

Net Income /(Loss)	$(600,827)	$961,771	$(235,555)	(636,678)		$(511,290)

(A) Amortization $10,288,985 patent and $300,000 license over remaining life of 7 years

(B) Interest expense for one quarter on $9,200,000 of debt incurred due to the acquisition

(C) No Income Tax Provision Adjustment is made due to the Net Operating Loss Carryforwards of Cornerworld as of January 31, 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 — Basis of Presentation

The unaudited pro forma condensed combined balance sheet combines the balance sheets of Cornerworld as of January 31, 2009 and of the Ranger Wireless Group and the T2 Group as of December 31, 2008.

The unaudited pro forma condensed combined statement of operations for the twelve months combines the consolidated statement of operations of Cornerworld, derived from its audited financial statements for the year ended April 30, 2008, the statement of operations of Leadstream, derived from its audited financial statements for the year ended April 30, 2008, and the statement of operations of each of the Ranger Wireless Group and the T2 Group, derived from their audited financial statements for the year ended December 31, 2008, and gives effect to the Acquisition (and the expected acquisition of Visitatel and T2 Communications) as if it occurred on May 1, 2007. The unaudited pro forma condensed combined statement of operations for the three months combines the statement of operations of Cornerworld for the quarter ended January 31, 2009, with the statement of operations of each of the Ranger Wireless Group and the T2 Group for the quarter ended December 31, 2008, and gives effect to the Acquisition (and the expected acquisition of Visitatel and T2 Communications) as if it occurred on November 1, 2008.

The pro forma financial information is based on the historical financial statements of Cornerworld and the Woodland Group and gives effect to the Acquisition (and the expected acquisition of Visitatel and T2 Communications) under the purchase method of accounting. As a result, the pro forma financial information is based on assumptions and adjustments, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed based on preliminary estimates of fair value. The final purchase price and the allocation thereof may differ from that reflected in the pro forma financial information after valuation procedures are performed and amounts are finalized following the completion of the Acquisition and the expected acquisition of Visitatel and T2 Communications.

The pro forma adjustments are preliminary and have been made solely for purposes of developing the pro forma financial information for illustrative purposes. The Acquisition’s impact on the actual results reported by the combined company in periods following the Acquisition may differ significantly from that reflected in the pro forma financial information. In addition, the pro forma financial information does not give effect to any potential cost savings or operating synergies that Cornerworld and the Woodland Group expect to result from the Acquisition (and the expected acquisition of Visitatel and T2 Communications), nor does it give effect to any potential costs to be incurred in integrating the companies.

Note 2 — Unaudited Pro Forma Adjustments

The purchase price allocation included in the pro forma financial information is preliminary and is based on information that was available to management of Cornerworld and the Woodland Group at the time the pro forma financial information was prepared. Accordingly, the purchase price and the allocation thereof may change and the impact of such changes could be material.

The total purchase price booked for the Acquisition and the expected acquisition of Visitatel and T2 Communications is $14,532,800. The pro forma financial information gives effect to the following purchase amounts: (A) for all of the issued and outstanding shares of common stock of Woodland Wireless and all of the issued and outstanding voting member units of each of WMCLS and T2 TV: (i) $1,575,000 in cash; (ii) a secured debenture, dated as of the Effective Date, issued by Cornerworld and Woodland Holdings, in the principal amount of $3,100,000; (iii) a purchase money note, dated as of the Effective Date, issued by Woodland Holdings, in the principal amount of $4,200,000; (iv) the contingent amounts set forth in that certain Earn-Out Agreement, dated as of the Effective Date, by and between Woodland Holdings and Mr. Timmer; (v) 2,100,000 shares of Cornerworld common stock, par value $0.001 per share (“Common Stock”); (vi) a warrant to purchase 31,450,000 shares of Common Stock for an aggregate exercise price of $100; and (vii) a warrant to purchase 2,750,000 shares of Common Stock at an exercise price of $0.50 per share; (B) for forty voting member units of Ranger: (i) $325,000 in cash and (ii) 400,000 shares of Common Stock; and (C) for all of the outstanding voting member units of Visitatel and T2 Communications, $300,000 in cash. The allocation of the purchase price resulted in the following: $1,520,850 as Intangible Assets, $10,288,985 as Patent, $3,126,710 of tangible assets, and $1,003,745 of assumed liabilities.

The allocation of purchase price to the patent, license and acquired intangible assets is preliminary and subject to the final outcome of independent analyses to be conducted after the completion of the Acquisition and the expected acquisition of Visitatel and T2 Communications. For pro forma presentation, the $300,000 of cash to be paid, upon regulatory approval, for the acquisition of Vistatel and T2 Communications is shown as Other assets and Accrued expenses and other current liabilities on the Condensed Combined Balance Sheet.

There is no tax effect on the above amortization expenses included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months, as the combined company has a net operating loss carryforward as of April 30, 2008.